Exhibit 3.11

AZ CORPORATION COMMISSION

FILED

NOV 1 5 2012

FILE NO 18041799

DO NOT WRITE ABOVE THIS LINE; RESERVED FOR ACC USE ONLY.

ARTICLES OF INCORPORATION

FOR-PROFIT or PROFESSIONAL CORPORATION

Read the Instructions C010i

1.	ENTITY TYPE - check only one to indicate the type of entity being formed:

☑ FOR PROFIT (BUSINESS) CORPORATION         ☐ PROFESSIONAL CORPORATION

2.	ENTITY NAME - see Instructions C010i for naming requirements - give the exact name of the corporation:

KPHO Broadcasting Corporation

3.

PROFESSIONAL CORPORATION SERVICES - if professional corporation is checked in number 1, briefly describe the professional service or services that the professional corporation will provide (examples: law firm, accounting, medical):

4.

CHARACTER OF BUSINESS - briefly describe the character of business the corporation initially intends to conduct in Arizona. NOTE that the character of business that the corporation ultimately conducts is not limited by the description provided.

Television broadcasting station

5.

SHARES - see Instructions C010i - list the class (common, preferred, etc.) and total number of shares of each class that the corporation is AUTHORIZED to issue — the total must be greater than zero. If more space is needed, check this box ☐ and complete and attach the Shares Authorized Attachment form C087. Note - Par Value is optional.

Class:	Common	Series:	Total:	1,000	Par Value:	$1.00
Class:		Series:	Total:		Par Value:

6.	ARIZONA KNOWN PLACE OF BUSINESS ADDRESS:

6.1	Is the Arizona known place of business address the same as the street address of the Statutory agent?

☐ Yes - go to number 7 and continue

☑ No - go to number 6.2 and continue

6.2	If you answered “No” to number 6.1, give the physical or street address (not a P.O. Box) of the known place of business of the corporation in Arizona:

General Manager
Attention (optional) 4016 North Black Canyon Hywy
Address 1
Address 2 (optional) Phoenix	AZ	85017
City UNITED STATES Country	State or Province	Zip

C010 001	Arizona Corporation Commission – Corporation Division
Rev 2010	Page 1 of 3

7. DIRECTORS - list the name and business address of each and every Director of the corporation. If more space is needed, check this box ☐ and complete and attach the Director Attachment form C082.
Stephen M. Lacey				John Zieser
Name Meredith Corporation				Name Meredith Corporation
Address 1 1716 Locust Street				Address l 1716 Locust Street
Address 2 (optional) Des Moines		IA	50309	Address 2 (optional) Des Moines		IA	50309
City Country	UNITED STATES	State or Province	Zip	City Country	UNITED STATES	State or Province	Zip
Joseph Ceryanec
Name Meredith Corporation				Name
Address 1 1716 Locust Street				Address 1
Address 2 (optional) Des Moines		IA	50309	Address 2 (optional)
City Country	UNITED STATES	State or Province	Zip	City Country		State or Province	Zip
Name				Name
Address 1				Address 1
Address 2 (optional)				Address 2 (optional)
City Country		State or Province	Zip	City Country		State or Province	Zip

8. STATUTORY AGENT–see Instructions C010i:
8.1 REQUIRED - give the name (can be an individual or an entity) and physical or street address (not a P.O. Box) in Arizona of the statutory agent:			8.2 OPTIONAL - mailing address in Arizona of statutory agent (can be a P.O. Box):
CT Corporation System
Statutory Agent Name (required)
Attention (optional) 2394 E Camelback Road			Attention (optional)
Address 1			Address l
Address 2 (optional) City Phoenix	AZ State	85016 Zip	Address 2 (optional) City	State	Zip
8.3 REQUIRED - the Statutory Agent Acceptance form M002 must be submitted along with these Articles of Incorporation.

C010 001	Arizona Corporation Commission – Corporation Division
Rev 2010	Page 2 of 3

9.

INCORPORATORS - list the name and address, and provide the signature, of each and every Incorporator - minimum of one is required. If more space is needed, check this box ☐ and complete and attach the Incorporator Attachment form C084.

Jason L. Giles, Attorney at Law
Name Nyemaster Goode, P.C.				Name
Address 1 700 Walnut Street, Suite 1600				Address 1
Address 2 (optional) Des Moines	IA		50309	Address 2 (optional)
City UNITED STATES		State	Zip	City	State	Zip
Country				Country

SIGNATURE - see Instructions CO1Oi:

By checking the box marked “I accept” below, I acknowledge under penalty of perjury that this document together with any attachments is submitted in compliance with Arizona law.

SIGNATURE - see Instructions COlOi:

By checking the box marked “I accept” below, I acknowledge under penalty of perjury that this document together with any attachments is submitted in compliance with Arizona law.

☑ I ACCEPT				☐ I ACCEPT

/s/ Jason L. Giles
Signature				Signature
Jason L. Giles Printed Name			11/14/2012 Date	Printed Name	Date
IF SIGNING FOR AN ENTITY, CHECK ONE, FILL IN BLANK: ☐ Corporation as Incorporator -I am signing as an officer or authorized agent of a corporation and its name is:				IF SIGNING FOR AN ENTITY, CHECK ONE, FILL IN BLANK: ☐ Corporation as Incorporator - I am signing as an officer or authorized agent of a corporation and its name is:

☐ LLC as Incorporator - I am signing as a member, manager, or authorized agent of a limited liability company, and its name is:				☐ LLC as Incorporator - I am signing as a member, manager, or authorized agent of a limited liability company , and its name is:

Filing Fee: $60.00 (regular processing) Expedited processing - add $35.00 to filing fee. All fees are nonrefundable - see Instructions.	Mail: Arizona Corporation Commission Corporate Filings Section 1300 W. Washington St., Phoenix, Arizona 85007 Fax: 602-542-4100

Please be advised that A.C.C. forms reflect only the minimum provisions required by statute. You should seek private legal counsel for those matters that may pertain to the individual needs of your business.

All documents filed with the Arizona Corporation Commission are public record and are open for public Inspection

If you have questions after reading the Instructions, please call 602-542 3026 or (within Arizona only) 800-345-5819.

C010 001	Arizona Corporation Commission – Corporation Division
Rev 2010	Page 3 of 3

DO NOT WRITE ABOVE THIS LINE; RESERVED FOR ACC USE ONLY.

STATUTORY AGENT ACCEPTANCE

Please read Instructions M0021

1.	ENTITY NAME – give the exact name in Arizona of the corporation or LLC that has appointed the Statutory Agent:

KPHO Broadcasting Corporation

2.	A.C.C. FILE NUMBER (If entity is already Incorporated or registered in AZ):

Find the A.C.C. file number on the upper corner of filed documents OR on our website at: http://www.azcc.aov/Divisions/Corporations

3.	STATUTORY AGENT NAME – give the exact name of the Statutory Agent appointed by the entity listed in number 1 above (this will be either an Individual or an entity):

C T Corporation System

3.1	Check one box: ☐ The statutory agent is an Individual (natural person).

   ☑ The statutory agent is an Entity.

STATUTORY AGENT SIGNATURE;

By the signature appearing below, the individual or entity named in number 3 above accepts the appointment as statutory agent for the entity named In number 1 above, and acknowledges that the appointment is effective until the entity replaces the statutory agent or the statutory agent resigns, whichever occurs first.

By checking the box marked “I accept” below, I acknowledge under penalty of perjury that this document together with any attachments is submitted in compliance with Arizona law.

☑ I ACCEPT

/s/ Bernadette McNamara	Bernadette McNamara	11/13/2012
Signature REQUIRED - check only one:	Printed Name Assistant Secretary	Date

☐ Individual as statutory agent: I am signing on behalf of myself as the individual	☑ Entity as statutory agent: I am signing on behalf of the entity named as statutory agent, and I am authorized to act for that entity.

Filing Fee: none (regular processing) Expedited processing - add $35.00 to filing fee. All fees are nonrefundable - see Instructions.	Mail: Arizona Corporation Commission - Corporate Filings Section 1300 W. Washington St., Phoenix, Arizona 85007 Fax: 602-542-4100

Please be Advised that A.C.C. Forms name reflect only the minimum provisions required by statute. You should seek private legal counsel for those matters that may partain to the individual needs of your business.

All documents filed with the Arizona Corporation Commission are Public record and are open for public inspection.

If you have questions after reading this Instructions, please call 602-542-3026 of (within Arizona only) 800-345-5819.

M002.001	Arizona Corporation Commission – Corporation Division
Rev: 2010	Page 1 of 1

DO NOT WRITE ABOVE THIS LINE; RESERVED FOR ACC USE ONLY.

CERTIFICATE OF DISCLOSURE

Read the Instructions C003i

1.	ENTITY NAME - give the exact name of the corporation in Arizona:

KPHO Broadcasting Corporation

2.	A.C.C. FILE NUMBER (if already incorporated or registered in AZ):

Find the A.C.C. file number on the upper corner of filed documents OR on our website at: http://www azcc.oov/Divisions/Corporations

3.	Check only one of the following to indicate the type of Certificate:
☑	Initial (accompanies formation or registration documents)
☐	Annual (credit unions and loan companies only)
☐	Supplemental to COD filed (supplements a previously-filed Certificate of Disclosure)

4.  FELONY/JUDGMENT QUESTIONS:

Has any person (a) who is currently an officer, director, trustee, or incorporator, or (b) who controls or holds over ten per cent of the issued and outstanding common shares or ten per cent of any other proprietary, beneficial or membership interest in the corporation been:

4.1  Convicted of a felony involving a transaction in securities, consumer fraud or antitrust in any state or federal jurisdiction within the seven year period immediately preceding the signing of this certificate?

☐ Yes	☑ No

4.2  Convicted of a felony, the essential elements of which consisted of fraud, misrepresentation, theft by false pretenses or restraint of trade or monopoly in any state or federal jurisdiction within the seven-year period Immediately preceding the signing of this certificate?

☐ Yes	☑ No

4.3  Subject to an injunction, judgment, decree or permanent order of any state or federal court entered within the seven-year period immediately preceding the signing of this certificate, Involving any of the following:

a.   The violation of fraud or registration provisions of the securities laws of that jurisdiction;

b.  The violation of the consumer fraud laws of that jurisdiction;

c.   The violation of the antitrust or restraint of trade laws of that jurisdiction?

☐ Yes	☑ No

4.4 If any of the answers to numbers 4.1, 4.2, or 4.3 are YES, you MUST complete and attach a Certificate of Disclosure Felony/Judgment Attachment form C004.

C003.001	Arizona Corporation Commission – Corporation Division
Rev 2010	Page 1 of 2

5. BANKRUPTCY QUESTION:

5.1  Has any person (a) who is currently an officer, director, trustee, incorporator, or (b) who controls or holds over twenty per cent of the issued and outstanding common shares or twenty per cent of any other proprietary, beneficial or membership interest in the corporation, served in any such capacity or held a twenty per cent Interest in any other corporation (not the one filing this Certificate) on the bankruptcy or receivership of the other corporation?

☐ Yes	☑ No

5.2 If the answer to number 5.1 is YES, you MUST complete and attach a Certificate of Disclosure Bankruptcy Attachment form C005.

IMPORTANT: If within 60 days of the delivery of this Certificate to the A.C.C. any person not included in this Certificate becomes an officer, director, trustee or person controlling or holding over ten per cent of the issued and outstanding shares or ten per cent of any other proprietary, beneficial or membership Interest In the corporation, the corporation must submit a SUPPLEMENTAL Certificate providing Information about that person, signed by all Incorporators or by a duly elected and authorized officer.

SIGNATURE REQUIREMENTS:
Initial Certificate of Disclosure:	This Certificate must be signed by all Incorporators. If more space is needed, complete and attach an Incorporator Attachment form C084.
Foreign corporations:	This Certificate may be signed by a duly authorized officer or by the chairman of the Board of Directors.
Credit Unions and Loan Companies:	This Certificate must be signed by any 2 officers or directors.

Jason L. Giles, Attorney at Law
Name Nyemaster Goode. P.C.				Name
Address 1 700 Walnut Street, Suite 1600				Address 1
Address 2 Des Moines		IA	50309	Address 2
City Country	UNITED STATES	State	Zip	City Country	UNITED STATES	State	Zip

SIGNATURE - see Instructions C003i:

By checking the box marked “I accept” below, I acknowledge under penalty of perjury that this document together with any attachments is submitted In compliance with Arizona law.

SIGNATURE - see Instructions C003i:

By checking the box marked “I accept” below, I acknowledge under penalty of perjury that this document together with any attachments is submitted In compliance with Arizona law.

	☑ I ACCEPT			☐ I ACCEPT
/s/ Jason L. Giles Signature				Signature
Jason L. Giles			11/14/2012
Printed Name			Date	Printed Name			Date

REQUIRED - check only one:

☑   Incorporator - I am an incorporator of the corporation submitting this Certificate.

☐   Officer - I am an officer of the corporation submitting this Certificate

☐   Chairman of the Board of Directors -1 am the Chairman of the Board of Directors of the corporation submitting this Certificate.

☐   Director - I am a Director of the credit union or loan company submitting this Certificate.

REQUIRED - check only one:

☐   Incorporator - I am an incorporator of the corporation submitting this Certificate.

☐   Officer - I am an officer of the corporation submitting this Certificate

☐   Chairman of the Board of Directors - I am the Chairman of the Board of Directors of the corporation submitting this Certificate.

☐   Director - I am a Director of the credit union or loan company submitting this Certificate.

Filing Fee: None (regular processing) Expedited processing - add $35.00 to Filing fee. All fees are nonrefundable - see Instructions.	Mail: Arizona Corporation Commission - Corporate Filings Section 1300 W. Washington St., Phoenix, Arizona 85007 Fax: 602-542-4100

Please be advised that A.C C. torms reflect only the minimum provisions required by statute. You should seek private legal counsel for those matters that may pertain to the individual needs of your business

All documents filed with the Arizona Corporation Commission are public record and are open for public inspection.

If you have questions after reading the Instructions, please call 602-542-3026 or (within Artiona only) 800-345-5819.

C003 001	Arizona Corporation Commission – Corporation Division
Rev: 2010	Page 2 of 3

STATE OF ARIZONA Office of the CORPORATION COMMISSION The Executive Director of the Arizona Corporation Commission does hereby certify that the attached copy of the following document: AFFIDAVIT OF PUBLICATION, 01/02/2013 consisting of 1 pages, is a true and complete copy of the original of said document on file with this office for: KPHO BROADCASTING CORPORATION ACC file number: 1804179-9 IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission on this date: January 17, 2018. Ted Vogt?, Executive Director By: JO$GE MOYA

AFFIDAVIT OF PUBLICATION
KPHO BROADCASTING CORPORATION

AZ Corp. Commission
04143524

Articles of Incorporation
Reference/PO # 1804179-9
06

Arizona Business Gazette

The business resource

RECEIVED
JAN 0 2 2013
ARIZONA CORP. COMMISSION
CORPORATIONS DIVISION

STATE OF ARIZONA
COUNTY OF MARICOPA } SS.

12/13/2012
12/20/2012
12/27/2012

BRIAN BILLINGS
Notary Public - Arizona
Maricopa County
My Comm. Expires Jun 25, 2014

Notary Public

AFFIDAVIT OF PUBLICATION AZ Corp. Commission KPHO BROADCASTING CORPORATION 04143524 Articles of Incorporation Reference/PO # 1R04179-9 06 Ti Arizona Business The business resourece Gazette PODOX 194 Phoenix, Arizona 85001-0194 (602) 444-7315 FAX (602) 444-7364 STATE OF ARIZONA \ COUNTY OF MARICOPA J ^ Melissa Hoekstra, being first duly sworn, upon oath deposes and says: That she is the Legal Ad Rep of the Arizona Business Gazette, a newspaper of general circulation in the county of Maricopa, State of Arizona, published weekly at Phoenix, Arizona, and that the copy hereto attached is a true copy of the advertisement published in the said paper on the dates indicated. 12/13/2012 12/20/2012 12/27/2012 Sworn to before me this 27TH day of DECEMBER 2012 V f/*rlta: onrty !> Notary Public My Cotnm L*f sf